UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) October 26, 2007

                          COMMERCE GROUP CORP.
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         (Exact name of registrant as specified in its charter)

     Wisconsin                     1-7375                  39-6050862
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(State or other           (Commission File Number)       (IRS Employer
 jurisdiction of                                      Identification No.)
of incorporation)

         6001 North 91st Street, Milwaukee, Wisconsin  53225-1795
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     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (414) 462-5310 fax:  (414) 462-5312


                             Not Applicable
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      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS FOR CERTAIN OFFICERS.

As reported on October 24, 2007, following the death of Edward L. Machulak, Edward A. Machulak was appointed as Temporary Chairman until the Company's annual meeting scheduled for October 26, 2007. The Company's annual meeting convened as scheduled on October 26, 2007, and Sidney Sodos was re-elected as a director for a term expiring in 2010. At the Annual Board of Directors' Meeting which followed the Annual Shareholders' Meeting, the Board of Directors appointed Edward A. Machulak as the Chairman, President and Chief Executive Officer of the Company, John H. Curry as Executive Vice President of the Company, Sidney Sodos as Vice President and Treasurer of the Company, and Christine M. Wolski as Corporate Secretary of the Company.
Messrs. Machulak, Curry and Sodos constitute the Board of Directors of the Company. Ms. Wolski has in the past served as the Assistant Corporate Secretary of the Company.

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COMMERCE GROUP CORP.
                              (Registrant)

                              /s/ Christine M. Wolski
Date:  November 1, 2007       __________________________________________
                              By:  Christine M. Wolski, Secretary


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